EXHIBIT 4.1
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                      JONES LANG LASALLE INCORPORATED

      Jones Lang LaSalle Incorporated (the "Corporation") shall furnish on request and without charge a full statement of any designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, and, in the case of preferred stock or a special class in a series, the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the Board of Directors to set the relative rights and preferences of a subsequent series.

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The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though we've written out in full according to applicable laws or regulations:

      TENCOM      - as tenants in common
      TENANT      - as tenants by their entireties
      JT TEN      - as joint tenants with right of survivorship and
                    not in tenants in common

UNIFGIFTMINACT    -     ______________           Custodian______________
                        (Cust)                              (Minor)

                        under Uniform Gifts to Minors Act__________________
                                                            (State)

 Additional abbreviations may also be used through not in the above list.


      For Value received, ____________________hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee
----------------------------------------  |
                                          |
----------------------------------------  |______________________________

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(Please print or typewrite name and address, including postal zip code, of assignee)

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___________________________________________________________________Shares
of Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint_______________________________________
_______________________________________________________________Attorney to
transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.



/Continued


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Dated ______________________________


                        X     ________________________________

                        X     ________________________________
                              Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


Signature(s) Guaranteed:


      _____________________________________________________________________
      The signature(s) should be guaranteed by an eligible guarantor institution. (Banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program). Pursuant to S.E.C. Rule 17Ad-15.





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COMMON                                                      COMMON


JLL -

INCORPORATED UNDER THE LAWS                           See reverse for
OF THE STATE OF MARYLAND                              Certain definitions



                            JONES LANG LASALLE


This certificate is transferable                      CUSIP 48020Q 10 7
in Chicago, Illinois, or New York, New York


THIS CERTIFIES THAT






IS THE OWNER OF


           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                       PAR VALUE $0.01 PER SHARE, OF

                      JONES LANG LASALLE INCORPORATED

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

      This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      Witness the facsimile seal and the signatures of its duly authorized officers.


                        [ official seal ]

Dated

/s/ Fritz E. Freidinger                         /s/ Stuart L. Scott
-----------------------                         ---------------------------
Secretary                                       Chairman of the Board
                                                and Chief Executive Officer






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